SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MARK IV INDUSTRIES

          GAMCO INVESTORS, INC.
                                 1/21/00           55,000            22.0000
                                 1/21/00           65,000            21.8940
                                 1/21/00           62,900            21.8940
                                 1/21/00            9,000            21.8750
                                 1/21/00            1,500            21.9375
                                 1/20/00            3,700            22.0000
                                 1/20/00           15,000            22.2663
                                 1/20/00            3,000            21.8333
                                 1/20/00           20,000            21.9838
                                 1/20/00           99,300            21.9520
                                 1/19/00           16,125            21.4319
                                 1/19/00           10,000-           22.7563
                                 1/18/00           12,000            18.1875
                                 1/18/00            2,000            18.1250
          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 1/18/00           10,000            18.2094
               THE GABELLI EQUITY TRUST,INC.
                                 1/20/00           50,000            21.8000
               THE GABELLI ASSET FUND
                                 1/20/00           50,000            21.8875
                                 1/20/00           48,700            21.8000
                                 1/18/00            1,300            18.3000
                                 1/18/00           50,000            18.2094











          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.
                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- MARK IV 4.75%

          GAMCO INVESTORS, INC.
                                 1/18/00               40            82.2500


































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.